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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 Current Report

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 18, 2001

                         Commission file number 0-24128

                                BIO-PLEXUS, INC.

             (Exact name of Registrant as specified in its Charter)

                   CONNECTICUT                     06-1211921
          (State or other jurisdiction          (I.R.S. Employer
                       of                      Identification No.)
                incorporation or
                 organization)

                  129 RESERVOIR ROAD, VERNON, CONNECTICUT 06066
          (Address of principal executive offices, including zip code)

                                 (860) 870-6112

              (Registrant's telephone number, including area code)
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Preliminary Note

On April 4, 2001, the registrant filed a voluntary petition under chapter 11 of Title 11 of the United States Code (the "Bankruptcy Code"), with the United States Bankruptcy Court for the District of Connecticut, Hartford Division (the "Bankruptcy Court"). On June 12, 2001, the registrant's Modified First Amended Plan of Reorganization, dated June 12, 2001 (the "Plan of Reorganization"), was confirmed by order of the Bankruptcy Court pursuant to Section 1129 of the Bankruptcy Code (the "Confirmation Order"). Effective July 19, 2001, the registrant reincorporated in the State of Delaware. (See Item 5.)

When used herein, the registrant prior to its reorganization pursuant to the Plan of Reorganization is referred to as the "Debtor Company"; the registrant after its reorganization under the Plan of Reorganization is referred to as the "Reorganized Company"; and the registrant after its reincorporation in Delaware is referred to as the "Delaware Company."

THE DISCUSSIONS SET FORTH BELOW AND ELSEWHERE HEREIN CONTAIN CERTAIN STATEMENTS WHICH ARE NOT HISTORICAL FACTS AND ARE CONSIDERED FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933, AS AMENDED AND
SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. FORWARD LOOKING STATEMENTS ARE IDENTIFIED BY THE USE OF SUCH TERMINOLOGY AS "BELIEVES," "EXPECTS," "MAY," "SHOULD," "ANTICIPATES," "PLANS," "ESTIMATES," AND "INTENDS," OR DERIVATIONS OR NEGATIVES THEREOF OR COMPARABLE TERMINOLOGY. ACCORDINGLY, SUCH STATEMENTS INVOLVE RISKS (KNOWN AND UNKNOWN) AND UNCERTAINTIES. ACCORDINGLY, SUCH STATEMENTS INVOLVE RISKS (KNOWN AND UNKNOWN) AND UNCERTAINTIES. THESE RISKS AND UNCERTAINTIES INCLUDE THE CONTINUED WILLINGNESS OF THE COMPANY'S CUSTOMERS, VENDORS AND EMPLOYEES TO MAINTAIN THEIR RELATIONSHIPS WITH THE COMPANY DURING THIS PERIOD; THE ACCEPTANCE OF THE COMPANY'S PRODUCTS BY HEALTH CARE PROFESSIONALS; THE COMPANY'S ABILITY TO PROTECT ITS PROPRIETY TECHNOLOGY; AVAILABILITY OF QUALIFIED PERSONNEL; CHANGES IN, OR FAILURE TO COMPLY WITH GOVERNMENT REGULATIONS; THE RISKS ASSOCIATED WITH EXPANDING THE COMPANY'S BUSINESS INTERNATIONALLY; THE ABILITY OF THE COMPANY TO MEET CERTAIN PERFORMANCE OBJECTIVES AND REQUIREMENTS RELATED TO THE PUBLIC TRADING OF ITS STOCK; THE ABILITY OF THE COMPANY TO OBTAIN ADDITIONAL FINANCING; GENERAL ECONOMIC AND BUSINESS CONDITIONS; AND OTHER RISK FACTORS AND UNCERTAINTIES DETAILED IN THIS REPORT, DESCRIBED FROM TIME TO TIME IN THE COMPANY'S OTHER SECURITIES AND EXCHANGE COMMISSION FILINGS, OR DISCUSSED IN THE COMPANY'S PRESS RELEASES. THE COMPANY UNDERTAKES NO OBLIGATION TO UPDATE OR ADVISE UPON ANY SUCH FORWARD-LOOKING STATEMENT.

ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

The information in this section is based, in part, upon the Schedule 13D filed with the Securities and Exchange Commission on behalf of Appaloosa Management, L.P (the "Manager") and David A. Tepper, ("Mr. Tepper") on November 1, 1999, as amended by Amendment No. 1 filed on January 5, 2000, Amendment No. 2 filed on April 3, 2000, Amendment No. 3 filed on May 12, 2000, Amendment No. 4 filed on December 27, 2000 and Amendment No. 5 filed on March 20, 2001, and Amendment No. 5 filed March 19, 2001 and Amendment 6 filed on July 23, 2001. Mr. Tepper is the sole stockholder and President of Appaloosa Partners, Inc., the general partner of the Manager.
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As a result of the transactions described in item 5, Mr. Tepper and the Manager are the persons who have acquired control of the registrant. Mr. Tepper and the Manager now beneficially own shares of the Delaware Company's common stock constituting approximately 87% of its outstanding common stock. As a result, they will be able to control the outcome of stockholder votes. Examples of stockholder votes include the election of directors, changes in the registrants Certificate of Incorporation and Bylaws and approval of certain mergers or other similar transactions, such as a sale of all or substantially all of the registrant's assets. Moreover, under Delaware law, these actions can be taken by written consent without an actual meeting of the registrant's stockholders.

The registrant's board of directors now consists of four directors, three of which have been designated by the Manager and the Purchasers identified in item 5: James Bolin who is the non-executive Chairman of the registrant's Board of Directors; Scott M. Tepper, the Vice Chairman of the registrant's Board of Directors and the brother of Mr. Tepper; and Ken Mainman. The fourth director is John S. Metz, who is the president and chief executive officer of the Company.

Except as set forth above, there are no other arrangements known to the registrant, including any pledge by any person of securities of the registrant, the operation of which may at a subsequent date result in a change in control of the registrant.

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

Reverse Split and Reincorporation

Effective July 19, 2001, the Reorganized Company reincorporated in the State of Delaware as the Delaware Company. The reincorporation was effected pursuant to a merger agreement entered into pursuant to the Plan of Reorganization (the "Merger Agreement").

Immediately prior to the reincorporation, the Reorganized Company effected a reverse stock split pursuant to the Plan of Reorganization. As a result of the reverse stock split, each ten shares of the Reorganized Company's common stock was converted into one share of Reorganized Company common stock. Thereafter, the reincorporation was effected in accordance with the Merger Agreement by merging the Reorganized Company with and into the Delaware Company. As a result of that merger, the separate corporate existence of the Reorganized Company ceased, the certificate of incorporation and bylaws of the Delaware Company became and continue in effect as the registrant's certificate of incorporation and bylaws, and each share of common stock of the Reorganized Company was immediately converted into one share of Common Stock of the Delaware Company.

Accordingly, as a result of the reverse stock split and reincorporation, each ten shares of the Reorganized Company's Common Stock issued and outstanding prior to the reverse stock split and reincorporation was effectively converted into one share of the Delaware Company's Common Stock subsequent to the reincorporation.

A copy of the certificate of incorporation and by-laws of the Delaware Company as currently in effect are filed as Exhibits 3.1 and 3.2 hereto and are incorporated herein by reference.

New Stock Trading Symbol

After giving effect to the reverse stock split and the reincorporation in Delaware, effective July 27, 2001, the registrant's common stock began trading on the National Association of Securities Dealers' OTC Bulletin Board under the symbol BPXS.
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Completion of Private Placement

On July 19, 2001 (the "Effective Date"), the Delaware Company completed a private placement of 1,314,060 shares of its common stock to Appaloosa Investment Limited Partnership I ("Appaloosa Investment") and Palomino Fund Ltd. ("Palomino") (Appaloosa Investment, and Palomino being collectively referred to herein as the "Purchasers"). The purchase price paid for the stock was $3 million, which was reduced in an amount equal to the Purchaser's costs and expenses incurred in connection with the transaction and the amount of the Delaware Company's outstanding indebtedness for borrowings pursuant to the financing provided by the Manager during the Chapter 11 case. The private placement was made pursuant to a Stock Purchase Agreement which contains customary provisions, including representations and warranties. A copy of the Stock Purchase Agreement is filed as Exhibit 10.54 hereto and is incorporated herein by reference.

As part of the private placement, on the Effective Date, Delaware Company also issued to the Purchasers Warrants to purchase 1,314,060 shares of its common stock (the "Warrants"). The Warrants have an exercise price of $2.283 per share. The Warrant contains customary provisions, including anti-dilution protection. Upon the Delaware Company achieving certain performance targets, (a) the Delaware Company shall have the right to redeem these Warrants at a price of $.01 per share at any time 45 days after the Purchasers receive notice of the achievement of the performance target by the Delaware Company and (b) the Warrants shall be exercisable by the Purchasers for 30 days after the Purchasers receive notice of the achievement of the performance target by the Delaware Company. The exercise of these Warrants, assuming they are exercised in full, is expected to yield proceeds of approximately $3.0 million to the Delaware Company. A copy of the Warrant is filed as Exhibit 10.55 hereto and is incorporated herein by reference.

Additionally, in consideration for the equity investment made by the Purchasers, the Delaware Company and the Purchasers have entered into a Registration Rights Agreement, dated as of the Effective Date (the "Registration Rights Agreement"). The Registration Rights Agreement contains customary provisions, including adjustments for stock splits, stock dividends and reverse stock splits. Pursuant to the Registration Rights Agreement, the Purchasers have "demand" registrations which, if exercised, would obligate the Delaware Company, subject to certain exceptions, to file and have declared effective, a registration statement relating to resales of Common Stock owned by the Purchasers or received from the Delaware Company in respect of the foregoing by reason of stock dividends or similar matters. These demand registration rights may be exercised no more than six times. Pursuant to the Registration Rights Agreement, the Purchasers also have "piggyback" registration rights in connection with other public offerings by the Delaware Company. A copy of the Registration Rights Agreement is filed as
Exhibit 10.56 hereto and is incorporated herein by reference.

The summary set forth herein of certain provisions of the Plan of Reorganization, the Delaware Company's Certificate of Incorporation and Bylaws, the Stock Purchase Agreement, the Warrant Agreement, and the Registration Rights Agreement does not purport to be a complete description thereof and is qualified in its entirety by reference to the full provisions of each document as filed as Exhibits to this Form 8-K.
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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

Exhibit No.                    Description                    Method of Filing

    3.1      Certificate of Incorporation of the              Filed herewith
             Reorganized Delaware Bio-Plexus

    3.2      By-Laws of the Reorganized Delaware Bio-Plexus   Filed herewith

   10.53     Debtor's Modified First Amended Plan of          Incorporated by reference to Exhibit 10.53
             Reorganization dated June 12, 2001               of the Company's Form 10-K, filed July 17, 2001

   10.54     Stock Purchase Agreement, dated as of July 18,   Filed herewith
             2001, by and among Bio-Plexus, Inc. and each
             of the purchasers listed on Exhibit A thereto.

   10.55     Warrant, dated July 18, 2001, by and among       Filed herewith
             Bio-Plexus, Inc. and each of the holders
             listed on Exhibit A thereto

   10.56     Registration Rights Agreement, dated as of       Filed herewith
             July 18, 2001, by and among Bio-Plexus, Inc.
             and each of the stockholders listed on Exhibit
             A thereto.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                 BIO-PLEXUS, INC. (REGISTRANT)

                                 By: /s/         JOHN S. METZ
                                   _______________________________________
                                    John S. Metz
                                    President, Chief Executive Officer and
                                    Director

Dated: July 30, 2001